UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2017 (May 5, 2017)

HANCOCK FABRICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 4440

Tupelo, Mississippi 38803

(Address of Principal Executive Offices)

(662) 365-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01     Other Events.

As previously disclosed, on February 2, 2016, Hancock Fabrics, Inc. (the “Company”) and all of Hancock’s direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Hancock Fabrics, Inc., et al.” Case No. 16-10296.

On May 5, 2017, the Company filed a proposed Joint Chapter 11 Plan of Liquidation (the “Liquidation Plan”) with the Bankruptcy Court in the Chapter 11 Cases. Also on May 5, 2017, the Company filed with the Bankruptcy Court a disclosure statement relating to the Liquidation Plan (the “Disclosure Statement”), which describes the Liquidation Plan and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases. The Liquidation Plan is subject to, among other matters, approval by certain of the Debtors’ creditors and confirmation by the Bankruptcy Court.

Copies of the Liquidation Plan and the Disclosure Statement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are herein incorporated by reference in their entirety. Copies of the Liquidation Plan and the Disclosure Statement are also publicly available on the Internet and may be accessed at http://pacer.psc.uscourts.gov or www.kccllc.net/hancockfabrics. The foregoing description of the Liquidation Plan and the Disclosure Statement is qualified in its entirety by reference to the Liquidation Plan and the Disclosure Statement.

The Disclosure Statement was approved by the Bankruptcy Court on May 5, 2017. A copy of the Order of the Bankruptcy Court approving the Disclosure Statement is attached hereto as Exhibit 10.3 and is herein incorporated by reference in its entirety. The Liquidation Plan has not been approved by the Bankruptcy Court. The hearing at which the Company will seek Bankruptcy Court approval of the Liquidation Plan is set for June 12, 2017, as described further in Exhibit 10.3 hereof. The Disclosure Statement and the Liquidation Plan remain subject to change, are described herein and attached hereto for informational purposes only, and should not be relied upon by any party. This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Liquidation Plan. Any such solicitation will be made pursuant to and in accordance with the Disclosure Statement and applicable law, including orders of the Bankruptcy Court.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.1	Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation, filed by Hancock Fabrics, Inc., with the United States Bankruptcy Court for the District of Delaware on May 5, 2017.

10.2

Debtors’ Second Amended Disclosure Statement for Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation, filed by Hancock Fabrics, Inc., with the United States Bankruptcy Court for the District of Delaware on May 5, 2017.

10.3

Order (A) Approving Second Amended Disclosure Statement With Respect to Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation Dated as of May 5, 2017 (B) Establishing Procedures for Solicitation and Tabulation of Votes to Accept or Reject Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation and (C) Scheduling a Hearing on Confirmation of Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation and Approving Related Procedures, entered by the United States Bankruptcy Court for the District of Delaware on May 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK FABRICS, INC.

Dated: May 10, 2017	By:	/s/ Rebecca I. Flick
	Name:	Rebecca I. Flick
	Title:	Executive Vice President and Chief Financial Officer